Exhibit 10.21

First Amendment to

Executive Employment Agreement

FIRST AMENDMENT, dated as of May 13, 2015 and effective as of January 1, 2015 (this “Amendment”), to the Executive Employment Agreement dated as of January 1, 2014 (the “Agreement”) by and between Mafco Worldwide Corporation, a Delaware corporation (the “Company”), and Lucas Bailey (the “Executive”).

WHEREAS, the parties desire to amend the Agreement;

NOW THEREFORE, the parties agree as follows:

1.       Amendment to Section 1.1. Section 1.1 of the Agreement entitled “Employment, Duties and Acceptance” is hereby amended to strike the words “Chief Administrative Officer” and replace them with “Chief Operating Officer”.

2.       No Other Change. Except as set forth herein, there are no other changes to the Agreement, which, as amended hereby, remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered as of the date written first above.

MAFCO WORLDWIDE CORPORATION

By:	/s/ Thomas Molchan
Thomas Molchan

By:	/s/ Lucas Bailey
Lucas Bailey

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